                                                             Exhibit 10(iii)(A)5

                            LUCENT TECHNOLOGIES INC.
                    AMENDED AND RESTATED STOCK RETAINER PLAN
                           FOR NON-EMPLOYEE DIRECTORS

      (ADOPTED APRIL 3, 1996; AMENDED JULY 16, 1997 AND FEBRUARY 18, 1998)

                        1. NAME OF PLAN. This plan shall be known as the "Lucent Technologies Inc. Stock Retainer Plan for Non-Employee Directors" and is hereinafter referred to as the "Plan."

                        2. PURPOSE OF PLAN. The purpose of the Plan is to enable Lucent Technologies Inc., a Delaware corporation (the "Company"), to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in the Company, and to solidify the common interests of its directors and stockholders in enhancing the value of the Company's common stock, par value $0.01 per share (the "Common Stock"). The Plan seeks to encourage the highest level of director performance by providing such directors with a proprietary interest in the Company's performance and progress by paying a portion of their annual retainer in the form of Common Stock.

                        3. EFFECTIVE DATE AND TERM. The Plan shall be effective as of the date on which the Company's Registration Statement on Form S-1 (No. 333-00703) filed under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Common Stock is declared effective by the Securities and Exchange Commission (the "Effective Date").

                        4. ELIGIBLE PARTICIPANTS. Each member of the Board of Directors of the Company (the "Board") from time to time who is not a full-time employee of the Company or any of its subsidiaries or of any controlling affiliate or its subsidiaries (including AT&T Corp., a New York Corporation, and its subsidiaries during such time as they are affiliated with the Company) shall be a participant ("Participant") in the Plan.

                        5. DELIVERY OF SHARES. (a) Commencing on the Effective Date, payments to each Participant for service as a Director of the Company (all such payments, the "Retainer"), shall be made in cash and/or shares of Common Stock (such shares, the "Stock Retainer") in such proportions as shall be directed by the Board or, if permitted by the Board, in such proportions as shall be elected by the Participant; provided that at least 50% of all retainers paid to a participant in any calendar year shall be paid in Common Stock. The Stock Retainer shall consist of that number of shares of common stock having a Fair Market Value (as defined below) as of the date of payment, equal to the portion of the Retainer to be paid in Common Stock. If the number of shares that would otherwise be delivered to any Participant under this Section 5(a) includes a fractional share, such number shall be rounded down to the nearest whole number of shares and the Fair Market Value of such fractional share shall instead be paid in cash. A Participant may elect to have all or a portion of the shares otherwise deliverable under this Section 5(a) credited to the deferred compensation account of such Participant under the Company's Deferred Compensation Plan to be held in the Company Shares portion of such account. The payment of all Stock Retainers shall be made subject to any applicable restrictions set forth in Section 6 hereof.

                     (b) The "Fair Market Value" of a share of Common Stock as of any date of determination shall mean the average of the closing prices of a share of Common Stock over the five consecutive trading days immediately preceding the date of the valuation. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock.

                        6. SHARE CERTIFICATES; VOTING AND OTHER RIGHTS; RESTRICTIONS. (a) All Stock Retainers (other than Stock Retainers deferred pursuant to Section 5 (a)) shall be paid by delivering to the Participant share certificates issued in the name of the Participant, and upon such delivery the Participant shall be entitled to all rights of a stockholder with respect to Common Stock for all such shares issued in his or her name, including the right to vote the shares, and the participant shall receive all dividends and other distributions paid or made with respect thereto.

                   (b) Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                        (i) Any registration or other qualification of such
               shares of Common Stock under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Company shall, in its absolute discretion upon the advice of Counsel, deem necessary or advisable; and

                        (ii) Obtaining any other consent, approval, or permit
               from any state or federal governmental agency which the Company shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

                    (c) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

                        7. SHARES AVAILABLE (a) Subject to Section 7 (b) below, the maximum number of shares of Common Stock which may be delivered as Stock Retainers pursuant to the Plan is 275,000. Shares of Common Stock issuable under the Plan shall be taken from authorized but unissued or treasury shares of the Company as shall from time to time be necessary for issuance pursuant to the Plan.

                  (b) In the event of any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, spin-off, merger, consolidation or other change in capitalization, appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Plan.

                  8. AMENDMENT. (a) The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders; provided, that to the extent required to qualify transactions under the Plan for exemption under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") no amendment to the Plan shall be adopted without the approval of the Company's stockholders; and, provided further, that no amendment to the Plan shall be made more than once in any six-month period other than to comply with changes in the Internal Revenue Code of 1986, as amended, the Exchange Act, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

                  (b) The Board may terminate the Plan at any time, effective on at least six months and one day advance notice.

                  (c) This Plan shall terminate on the earlier of April 1, 2006 or the date on which all shares provided for under Section 7 have been issued and delivered to Participants.

                  9. MISCELLANEOUS. (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any director.

                  (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock pursuant to the Plan, payment by a Participant to the Company of any taxes required by law to be withheld with respect to the issuance or delivery of such shares.

                  10. GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Lucent Technologies Inc. Stock Retainer Plan for Non-Employee Directors effective as of February 18, 1998.



     By: _______________________________
         Curtis R. Artis
         Senior Vice President, Human Resources




                                       3